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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          ----------------------------


      Date of Report (Date of earliest event reported): September 17, 2002


                                 NCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                     0-21639              23-2858652
--------------------------------    ------------------    ----------------------
(State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)         Identification Number)


                               507 Prudential Rd.
                                Horsham, PA 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (215) 441-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

         (c)  Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----
99.1     Press Release of NCO Group, Inc. dated September 17, 2002.


ITEM 9.  Regulation FD Disclosures.

On September 17, 2002, NCO Group, Inc. issued a press release announcing investor guidance for the third quarter of 2002. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCO Group, Inc.



                                           By: /s/ Steven L. Winokur
                                               ---------------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date:  September 18, 2002